SUPPLEMENT DATED APRIL 17, 2008

TO

PROSPECTUS DATED MAY 1, 2007

FOR

FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

I.	Effective May 1, 2008:

Alger American Small Capitalization Portfolio changed its name to Alger American SmallCap Growth Portfolio.

MFS Emerging Growth Portfolio changed its name to MFS Growth Portfolio.

AIM Advisors, Inc. changed its name to Invesco Aim Advisors, Inc.

Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund.

II.	In the Distribution of Policy section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.